CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In   connection  with  the  Quarterly  Report  of
Atlantic Synergy, Inc. (the "Company") on Form 10-
QSB  for  the period ended September 30, 2003  as
filed with the Securities and Exchange Commission
(the   "Report"),  I,  Terence   Channon,   Chief
Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The   Report   fully   complies   with   the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.



/s/ Terence Channon
-------------------------------
     Terence Channon
     Chief Executive Officer and Chief Financial Officer
     November 4, 2003